UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2009

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Walter Industries, Inc.

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On April 23, 2009, Walter Energy, Inc. (the “Company”) announced that its stockholders approved the adoption of a Rights Agreement to be entered into between the Company and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”). Subject to stockholder approval of the Rights Agreement and certain amendments to the Company’s Amended and Restated Certificate of Incorporation, on February 27, 2009, the Board of Directors of the Company had declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  The dividend is payable on April 23, 2009 to the stockholders of record as of the close of business on April 23, 2009 (the “Record Date”).  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a fully paid non-assessable share of Junior Participating Preferred Stock, par value $0.01 per share (the “Junior Preferred Stock”), of the Company at a price of $150 per share (as the same may be adjusted, the “Purchase Price”).  The description and terms of the Rights are set forth in a Rights Agreement, dated as of April 24, 2009, as the same may be amended from time to time. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Rights Agreement.

Until the close of business on the earlier of (i) the tenth day after the first date of a public announcement that a person (other than an Exempted Entity (as defined below)) or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of shares of Common Stock (which includes for this purpose stock referenced in derivative transactions and securities) having 20% or more of the total voting power of all shares of Common Stock then outstanding or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person (other than an Exempted Entity) or group of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding (the earlier of such dates being herein referred to as the “Distribution Date”), the Rights will be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Common Stock registered in the names of the holders of the Common Stock.  A Person who beneficially owns shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding upon the adoption of the Rights Agreement will not be considered an Acquiring Person unless and until such Person acquires beneficial ownership of additional shares of Common Stock after the date of adoption of the Rights Agreement (other than pursuant to a dividend or distribution paid in shares of Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon becoming beneficial owner of such additional shares of Common Stock, such person is not then beneficial owner of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding.

“Exempted Entity” shall mean (1) the Company, (2) any Subsidiary (as defined below) of the Company (in the case of subclauses (1) and (2) including, without limitation, in its fiduciary capacity), (3) any employee benefit plan of the Company or of any Subsidiary of the Company, or (4) any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock.  Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any shares of Common Stock outstanding as of the Record Date, even without a notation incorporating the Rights Agreement by reference or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock as evidenced by the balances indicated in the book-entry account system of the transfer agent for Common Stock registered in the names of holders of Common Stock.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date.  The Rights will expire on April 23, 2012 (the “Final Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

The Purchase Price payable, and the number of shares of Junior Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Stock, (ii) upon the grant to holders of the Junior Preferred Stock of certain rights or warrants to subscribe for or purchase Junior Preferred Stock at a price, or securities convertible into Junior Preferred Stock with a conversion price, less than the then-current market price of the Junior Preferred Stock or (iii) upon the distribution to holders of the Junior Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Junior Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Junior Preferred Stock purchasable upon exercise of the Rights will not be redeemable.  Each share of Junior Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock.  In the event of liquidation, dissolution or winding up of the Company, the holders of the Junior Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock.  In general, each share of Junior Preferred Stock will vote together with the Common Stock and any other class or series of capital stock of the Company entitled to vote, on all matters submitted to a vote of the stockholders of the Company.  Each share of Junior Participating Preferred Stock will have 1,000 votes on all matters upon which the holders of Common Stock of the Company are entitled to vote.  The holders of the Junior Preferred Stock, voting as a separate class, shall be entitled to elect two directors if dividends on the Junior Preferred Stock are in arrears in an amount equal to six quarterly dividends thereon.  Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Junior Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock.  These rights are protected by customary antidilution provisions.

Because of the nature of the Junior Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Junior Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights that have become void (as described below), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.  Notwithstanding the foregoing, following the time any person or group of affiliated or associated persons becomes an Acquiring Person, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by any Acquiring Person or its affiliates or associates will be null and void.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights that have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of beneficial ownership of shares of Common Stock having 50% or more of the total voting power of all shares of Common Stock then outstanding or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Junior Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional shares of Junior Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Junior Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Junior Preferred Stock on the last trading day prior to the date of exercise.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”).  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. In addition, if a Qualified Offer (as described below) is made, the holders of record of outstanding shares of Common Stock having 10% or more of the total voting power of all shares of Common Stock then outstanding (or their duly authorized proxy) may direct the Board of Directors of the Company to call a special meeting of stockholders to consider a resolution authorizing a redemption of all Rights.  If the special meeting is not held within ninety Business Days of being called or if, at the special meeting, the holders of outstanding shares of Common Stock having a majority of the total voting power of all shares of Common Stock outstanding as of the record date of the special meeting (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Rights shall be redeemed at the Redemption Price (or the Board will take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer).

A Qualified Offer, among other things, is an offer determined by the Board of Directors of the Company to be a fully-financed offer for all outstanding shares of Common Stock whose per share offer price exceeds the greatest of (x) the highest reported market price per share of the Common Stock, in the immediately preceding 24 months (provided that this clause (x) shall only be applicable to offers made on or prior to July 31, 2010), (y) the highest price per share of the Common Stock paid by the Person making the tender offer or any of its Affiliates during the 24 months immediately preceding the commencement of the tender offer or prior to the expiration of the tender offer, and (z) the greater of (A) an amount that is 25% higher than the 12-month moving average share price (determined as of the trading day immediately preceding the commencement of such offer) of the Common Stock and (B) an amount that is 25% higher than the closing price per share of the Common Stock on the trading day immediately preceding the commencement of such offer (provided that this clause (z) shall only be applicable to offers made after July 31, 2010).  A Qualified Offer is, among other things, conditioned upon a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of Common Stock not tendered for the same consideration.  If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded company, and the board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate.  A Qualified Offer must also remain open for at least 120 Business Days following commencement.

Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to a decrease in the Redemption Price, amend the Rights Agreement in any manner.  After the Rights are no longer redeemable, the Company may, except with respect to a decrease in the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, the affiliates or associates of an Acquiring Person, or a holder whose Rights have become void).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement is filed as Exhibit 4.1 to this Form 8-K, and a copy of the press release relating to the adoption of the Rights Plan is filed as Exhibit 99.1 to this Form 8-K.  The foregoing summary description of the Rights Agreement is qualified in its entirety by reference to such exhibits.

Item 1.02.                                          Termination of a Material Definitive Agreement.

Due to the adoption of the new Rights Agreement by the Company, on April 24, 2009, the existing rights agreement, adopted on November 21, 2008, was amended to expire on April 24, 2009.  A copy of such amendment is filed as Exhibit 4.2 to this Form 8-K.

Item 3.03.                                          Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 23, 2009, the Amended and Restated Certificate of Incorporation of the Company was amended to change the name of the Company from Walter Industries, Inc. to Walter Energy, Inc. and to authorize the issuance of preferred stock, including the Junior Preferred Stock for the Rights Agreement.  Such amendments are described in detail in the Company’s definitive proxy statement filed on March 31, 2009, as revised on April 9, 2009.

A copy of the Fourth Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 to this Form 8-K.  The foregoing summary description of the Fourth Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to such exhibit.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

	3.1	Fourth Amended and Restated Certificate of Incorporation.

4.1

Rights Agreement, dated as of April 24, 2009, between Walter Energy, Inc. and Mellon Investor Services, LLC, as Rights Agent, which includes the Form of Certificate of Designations as Exhibit A, Form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C.

	4.2	Amendment No. 1 dated as of April 24, 2009 to the Rights Agreement between Walter Energy, Inc. and Mellon Investor Services LLC dated as of November 21, 2008.

	99.1	Press Release dated April 23, 2009, Walter Energy Announces Results of Annual Meeting of Stockholders, Including New Stockholder Rights Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

	By:	/s/ Catherine C. Bona
Catherine C. Bona
Vice President, Asst. General Counsel and Secretary
April 28, 2009